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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                          PURSUANT SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               December 20, 2000
                Date of Report (Date of earliest event reported)

                         Income Growth Management, Inc.
            (Exact name of registrant as specified in its charter.)


         California                     0-18528                  33-0294177
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

       11300 Sorrento Valley Road, Suite 108, San Diego, California 92121
               (Address of Principal Executive Offices)(Zip Code)


                                 (858) 457-2750
              (Registrant's Telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(b) The Registrant engaged the accounting firm of Nation Smith Hermes Diamond ("Nation Smith"), on December 18, 2000, as the principal accountant to audit the Registrant's financial statements. Neither the Registrant nor anyone acting on its behalf has previously consulted Nation Smith for any purpose.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Income Growth Partners, Ltd. X
                                        a California limited partnership

                                        By: Its General Partner
                                            Income Growth Management, Inc.
                                            a California corporation



DATE: December 20, 2000                 By: /s/ DAVID W. MAURER
                                           ---------------------------
                                           David W. Maurer, President



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